UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 30, 2010

AIVTECH INTERNATIONAL GROUP CO.
(Exact name of registrant as specified in its charter)

Nevada	333-161941	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 East, Hightech Plaza, Phase 2, Tian'An Cyber Park
FuTian District, ShenZhen City, GuangDong Province, China
 (Address of Principal Executive Offices) (Zip Code)

+86 (139) 2349-3889
 (Issuer Telephone number, including area code)

 (Former name or former address, if changed since last report)

 ________________________

Copies to:
Gregg E. Jaclin, Esq.
Yarona Y. Liang, Esq.
Anslow + Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement

On December 29, 2010 (the “Closing Date”), AIVtech International Group Co. (“we,” “us,” “our,” or the “Company”) entered into a subscription agreement (“Subscription Agreement”) with certain accredited investors (the “Investors”) for the issuance and sale in a private placement of investment units (the “Units”), each Unit consisting of one share (the “Purchased Shares”) of the Company’s common stock, $.001 par value per share and a warrant (the “Warrants”) to purchase one-tenth (1/10) of one share of common stock for each Unit purchased, for aggregate gross proceeds of $7,540,000 (the “Offering”). The purchase price per Unit was $3.00 which was equal to sixty (60%) percent of the average closing price of the common stock for the 10 trading days prior to the Closing Date. In the aggregate, we issued to the Investors a total of 2,513,334  shares of common stock and five-year Series A Warrants to purchase up to an additional 251,334 shares of common stock at an exercise price of $4.00. We also paid to the Placement Agent (as defined below) a fee of $150,800 and issued to the Placement Agent a five-year Agent Warrants (as defined below) to purchase a total of 50,267 shares of common stock at an exercise price of $4.00 per share.

Pursuant to the Subscription Agreement, we agreed to file a registration statement on Form S-1 (or any other applicable form) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale (i) 100% of the Purchased Shares and (ii) 100% of the shares of our common stock underlying the Warrants and the Agent Warrants (collectively, “Registrable Shares”), within 30 calendar days following the closing of the Offering (“Required Filing Date”), and use the Company’s best efforts to have the registration statement declared effective within 180 calendar days after closing of the Offering (“Required Effective Date”). If a Registration Statement covering the registration of the Registrable Shares is not filed with the SEC by the Required Filing Date or is not declared effective by the Required Effective Date, the Company shall pay to each Investor as liquidated damages, a cash payment equal to 2% of the aggregate amount invested by such Investor in the Offering on the first business day of each thirty (30) day period (pro rata for any period less than thirty days) until the Registration Statement has been filed or declared effective, or a portion thereof. Such liquidated damages shall not exceed 10% per annum.

In addition, we agreed to issue to the Investors an aggregate of 2,513,334 shares of our common stock (the “Make Good Shares”), on a pro rata basis, for the benefit of the Investors if the make good targets set forth in the Subscription Agreement are not met. With respect to the fiscal year ending December 31, 2010, if we do not achieve $0.44 in earnings per share, then one-half of the Make Good Shares will be distributed to the Investors on a pro rata basis.  With respect to the fiscal year ending December 31, 2011, if we do not achieve $0.60 in earnings per share, then the other one-half of the Make Good Shares will be distributed to the Investors on a pro rata basis.

Series A Warrants

In connection with the Offering, we also issued to the Investors Series A share purchase warrants (individually, the “Warrant,” and collectively, the “Warrants”) entitling the Investors to purchase the number of shares of our common stock (the “Warrant Shares”) equal to 251,334 shares of common stock at an exercise price of $4.00 per share. The Warrants have a term of five (5) years.

Placement Agent

Global Hunter Securities, LLC acted as our placement agent (the “Placement Agent”) in connection with the Offering. As compensation for its services provided in this transaction, we paid (i) a cash fee of $150,800 which is equal to two (2%) percent of the aggregate gross proceeds raised in the Offering, (ii) issued five-year warrants to purchase shares of our common stock equal to two (2%) percent of the number of shares of common stock issued in the Offering, exercisable at any time at a price equal to $4.00 per share (the “Agent Warrants”) and (iii) reasonable expenses relating to the Offering. We also agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act. The Agent Warrants  have the same registration rights as the registration rights afforded to the Investors.

Copies of the Subscription Agreement and Warrant are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K. The descriptions of the transactions contemplated by these documents do not purport to be complete and are qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, on December 29, 2010, pursuant to the Subscription Agreement, we issued an aggregate of (a) 2,513,334 shares of common stock, and (b) five-year warrants to purchase up to 251,334 shares of common stock at an exercise price of $4.00 per share to the Investors, for aggregate gross proceeds of $7,540,000. Such securities were not registered under the Securities Act. The issuance of these securities was exempt from registration under Rule 506 of Regulation D and/or Regulation S promulgated under the Securities Act of 1933, as amended. We made this determination based on the representations of Investors, which included, in pertinent part, that such shareholders were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

In connection with the abovementioned Offering, we paid the Placement Agent a fee of $150,800 and issued to it a five-year Agent Warrants to purchase a total of 50,267 shares of common stock at an exercise price of $4.00 per share. Such securities were not registered under the Securities Act. The issuance of these securities was exempt from registration under Section 4(2) of the Securities Act. We made this determination based on the representations of the placement agent, which included, in pertinent part, that the placement agent was an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that the placement agent was acquiring our common stock for investment purposes for its own account and not as a  nomines or agens, and not with a view to the resale or distribution thereof, and that the placement agent understood that the our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

In instances described above where we issued securities in reliance upon Regulation D, we relied upon Rule 506 of Regulation D of the Securities Act. These stockholders who received the securities in such instances made representations that (a) the stockholder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the stockholder agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the stockholder has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (d) the stockholder had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (e) the stockholder has no need for the liquidity in its investment in us and could afford the complete loss of such investment. Management made the determination that the investors in instances where we relied on Regulation D are Accredited Investors (as defined in Regulation D) based upon management’s inquiry into their sophistication and net worth. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

In instances described above where we indicate that we relied upon Section 4(2) of the Securities Act in issuing securities, our reliance was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and us.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Subscription Agreement by and between AIVtech International Group Co. and certain investors dated December 29, 2010
10.2	Form of Series A Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AIVTECH INTERNATIONAL GROUP CO.

Date: December 30, 2010	By:	/s/ JinLin Guo
JinLin Guo President, CEO and Chairman of the Board of Directors